Exhibit 10.24

THIS AGREEMENT is made on the 1st day of March 2021

BETWEEN:-

(1)	MACRO SYSTEMS LIMITED, a limited liability company incorporated in Hong Kong whose registered office is at Unit 3301, 33/F, Millennium City 6, 392 Kwun Tong Road, Kwun Tong, Hong Kong (the “MACRO”); AND

(2)	GLOBAL ENGINE LIMITED, a limited liability company incorporated in Hong Kong whose registered office is at Room A, 8/F, Reason Group Tower, 403 Castle Peak Road, Kwai Chung, New Territories, Hong Kong (the “GEL”).

WHEREAS:

MACRO agrees to engage GEL and GEL agrees to provide to MACRO the services as described in Schedule 1 (the “Services”), subject to the terms and conditions set out in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

1.1	In this Agreement, unless explicitly stated as otherwise, the expressions listed below shall have the following meanings:

(a)	“Fees” means the fees as specified in Schedule 1 payable by MACRO from time to time to GEL for provision of the Services;

(b)	“HKIAC” is as defined in Clause 15.2;

(c)	“Services” means the services as detailed in Schedule 1; and

(d)	“Term” means the term as specified in Schedule 1;

1.2	Where the context permits, words in the singular shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.3	The headings to the provisions of this Agreement are for ease of reference only and shall not affect the interpretation or construction of them.

1.4	References to clauses, schedules and annexes are, unless otherwise stated, to clauses, schedules and annexes of and to this Agreement which together form an integral part of this Agreement.

2.	PROVISION OF SERVICES

2.1	In consideration of MACRO paying the Fees to GEL in the manner described in Clause 3, GEL agrees to provide the IT Managed Services to MACRO subject to the terms and conditions herein and in Schedule 1.

2.2	MACRO and GEL shall cooperate in good faith in all matters relating to the provision of Services including but not limited to obtaining all consents, licences or approvals necessary for GEL to fulfil its obligations hereunder.

2.3	MACRO shall not interfere negligently or wilfully with the performance of the Services by GEL and GEL may assign, subcontract or delegate any rights, duties, obligations or liabilities under this Agreement to any third parties without the consent of MACRO.

2.4	GEL shall be entitled to deploy resources of all forms or manners as necessary for the performance of the Services under this Agreement. MACRO is required to provide all necessary actions and assistance, including but not limited to furnishing documents, preparing & signing agreements & documents, providing confirmation, acceptance & endorsement of all relevant matters, to be performed and completed by MACRO within a reasonably short period of time as requested by GEL for GEL to fulfil its obligations under this Agreement.

3.	PAYMENT

3.1	MACRO shall pay the Fees to GEL for provision of the Services in the manner set out in Schedule 1. GEL shall not be responsible for all unforeseeable costs, tax, charges and expenses incurred for and in connection with the provision of the Services by GEL except as expressly provided otherwise in this Agreement or approved in advance in writing by GEL.

3.2	All payment shall be made within fourteen (14) days from the date of invoices issued by GEL to MACRO, except that the payment for Phase 1 services shall be made within seven (7) days from the date of invoice issued by GEL to MACRO.

3.3	Any delay in payment shall entitle GEL for the costs and expenses incurred in connection with the collection of overdue payments, whether made in or out of court, without prejudice to any rights or remedies legally available to GEL.

4.	TERMINATION

4.1	This Agreement shall terminate upon the expiry of the Term specified in Schedule 1 unless extended by mutual agreement by the parties in writing or terminated earlier pursuant to the terms of this Agreement.

4.2	This Agreement may be terminated by either party with a 90 days’ written notice without cause. GEL shall, on termination of the Agreement, be obliged immediately to pay to MACRO a pro rata refund of any charges paid in respect of this Agreement that relate to any period after the relevant termination date.

4.3	The expiration or termination of this Agreement for whatever cause shall be without prejudice to any pre-existing and/or accrued rights and obligations of the parties hereunder.

4.4	Clauses 5, 6, 7, 10, 11, 12, 13 and 15 and those terms which by their nature should survive termination shall continue to apply after expiration or termination of this Agreement for whatever reason.

5.	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

5.1	Each party represents and warrants that it has the authority necessary to enter into this Agreement and to do all things necessary to procure the fulfilment of its obligations in terms of this Agreement.

5.2	GEL represents, warrants and undertakes that the services will be duly performed and completed in a diligent, professional and business-like manner.

6.	LIMITATION OF LIABILITY

NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY, FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES. THIS LIMITATION OF LIABILITY WILL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR TORT, INCLUDING NEGLIGENCE, OR FOR ANY LOSS OF REVENUE, DATA, OR PROFITS, AND INDEPENDENT OF ANY FAILURE OF ESSENTIAL PURPOSE OF THE WARRANTIES AND REMEDIES PROVIDED HEREUNDER. THIS LIMITATION OF LIABILITY WILL APPLY WHETHER OR NOT THE OTHER PARTY HAS BEEN APPRISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.	CONFIDENTIALITY

7.1	The parties agree to keep and procure to be kept secret and confidential any and all written and/or oral information of any kind relating to the terms of this Agreement and the business of the other party obtained from the other party pursuant to this Agreement or prior to it and to disclose the same only to those of its employees or contractors directly involved with the services and only to the extent necessary for each of them to perform his duties under this Agreement. The parties shall impose the above obligation on these persons.

7.2	The foregoing obligations shall not apply, however, to any part of such information which:

a)	was already in the public domain or which becomes so through no fault of the receiving party;

b)	was already known to the receiving party prior to receipt thereof; or

c)	was disclosed to the receiving party by a third party owing no duty of confidentiality towards the disclosing party in respect thereof.

7.3	Subject to the provisions in Clause 7.2 above, these obligations of confidentiality shall survive the expiration or termination of this Agreement.

8.	ASSIGNMENT

8.1	Neither party shall assign or otherwise transfer its interest in this Agreement or its rights and obligations hereunder whether in whole or in part without the prior written consent of the other, except in circumstances of corporate succession by merger, consolidation, or other corporate reorganisation in relation to either party’s business.

9.	ENTIRE AGREEMENT

9.1	The parties hereto declare that this Agreement comprises the complete and exclusive agreement between them which supersedes all previous understandings, negotiations and proposals, whether oral or in writing. In case of any inconsistency, conflict with or ambiguity of any terms and conditions which are incorporated by reference, the terms and conditions of this Agreement shall prevail.

9.2	Save as expressly provided, no alteration, modification, amendment, waiver, consent or discharge shall be binding upon either party unless in writing and signed by both parties.

10.	NOTICES

10.1	Any notice required to be given under this Agreement shall be in writing and shall be sent to the address of the party as specified in this Agreement or such other address as that party shall designate by notice given in accordance with the provisions of this Clause from time to time. Any such notice shall be delivered by hand or by registered prepaid post and shall be deemed to have been served if delivered by hand upon signed receipt by the appointed representative of either party for the time being or if by post 48 hours after the day of posting.

11.	LEGAL RELATIONSHIP

11.1	Nothing herein shall create or imply any employment, principal-agent, joint venture or partnership relationship between MACRO on the one hand, and GEL on the other.

11.2	Either party acknowledges that it is not part of the other party’s organisation and shall have no authority to commit or to bind the other party in any way in connection with the business, affairs or otherwise of the other party.

12.	SEVERABILITY

12.1	In the event that any provision contained in this Agreement should, for any reason, be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement. Instead this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

13.	WAIVER

13.1	No failure or delay on the part of any party to exercise any right, power or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise by a party of any right, power or remedy. The rights, powers and remedies provided herein are cumulative and are not exclusive of any rights, powers or remedies at law.

14.	CONTRACTS (RIGHTS OF THIRD PARTIES) ORDINANCE

14.1	The parties do not intend any term of this Agreement to be enforceable by any person who is not a party to this Agreement pursuant to the Contracts (Rights of Third Parties) Ordinance (Cap 623), and the parties agree that this Agreement shall be excluded from the application of the Contracts (Rights of Third Parties) Ordinance (Cap 623).

15.	APPLICABLE LAW AND DISPUTE RESOLUTION

15.1	This Agreement shall be governed by, construed and enforced in accordance with the laws of Hong Kong SAR and the parties hereto agree to be subject to the non-exclusive jurisdiction of the courts of Hong Kong SAR.

15.2	Notwithstanding Clause 15.1, a complaining party shall have the option to refer any dispute, controversy or claim arising out of or relating to this Agreement or the breach, termination or invalidity thereof, to arbitration in Hong Kong at the Hong Kong International Arbitration Centre (“HKIAC”) with three (3) arbitrators in accordance with the HKIAC Rules in force. Each party shall select one (1) arbitrator and the two (2) arbitrators shall select the third neutral arbitrator who shall be the Chairman of the arbitration panel. The language to be used in the arbitral proceedings shall be English.

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IN WITNESS WHEREOF this Agreement has been executed in accordance with the constitution of the respective party on the day and year first above written.

SIGNED BY	)
FOR AND ON BEHALF OF	)
MACRO SYSTEMS LIMITED	)
in the presence of:-)
)
)
)
__________________________	)
)
)

SIGNED BY	)
FOR AND ON BEHALF OF	)
GLOBAL ENGINE LIMITED	)
in the presence of:-)
)
)
)
)
__________________________	)
)
)

SCHEDULE 1

Part 1 – The Service

GEL shall provide the following services to MACRO:

1. IT Managed Service (include cloud platform, DR and UAT environment, business application and database)

-	one-stop management and service support

-	change management to minimise any possible service interruption and impact business operation

-	provide advisory and consultation to improve the reliability, availability, and scalability of the design

-	streamline support with the dedicated service team and web-based service portal for end-to-end management

-	service call escalation and follow up with corresponding vendors

-	system review and ongoing technical support, if required

-	monthly on-site or remote inspection and health check for Hong Kong SAR only

-	Monthly report and review and address any alarms, events, and tasks apply software patches and/or hotfixes, if required

The Technical Specifications are stated in SCHEDULE 2.

The User Terms & Conditions are states in SCHEDULE 3.

Part 2 – Term and Fees

1.	Term:	From 1st April 2021 to 31st March 2022 (both days inclusive) unless terminated early pursuant to the terms and conditions of this Agreement.

2.	Fees:

MACRO shall pay the service fees in full (HK$1,800,000) upon the signing of this Agreement. For the avoidance of doubt, any services performed by GEL not within the specified scope of areas set out in Part 1 of Schedule 1 to this Agreement shall incur extra fees and costs payable by MACRO in the manner as determined by GEL.

Item	Service	Monthly Fee (HK$)
1	IT Managed Service	$150,000
	12-month term
Total		$1,800,000

THIS SUPPLEMENTARY AGREEMENT (“Supplementary Agreement”) is made on the 2nd day of January 2022

BETWEEN:-

(1)	MACRO SYSTEMS LIMITED, a limited liability company incorporated in Hong Kong whose registered office is at Unit 3301, 33/F, Millennium City 6, 392 Kwun Tong Road, Kwun Tong, Hong Kong (the “MACRO”); AND

(2)	GLOBAL ENGINE LIMITED, a limited liability company incorporated in Hong Kong whose registered office is at Room A, 8/F, Reason Group Tower, 403 Castle Peak Road, Kwai Chung, New Territories, Hong Kong (the “GEL”).

WHEREAS:

(A)	The parties entered into the Services Agreement dated 1st March 2021 (“Agreement”).

(B)	The parties agree to extend and amend the terms of the Agreement as set out in Schedule 1 in this Supplementary Agreement.

In consideration of the mutual promises the Parties agree as follows:

1.	GENERAL

A.	Save as expressly amended and varied as set out in Schedule 1, the appendix and attachments to the Agreement shall not be altered or otherwise affected and shall remain in full force and effect.

B.	If there is a conflict between the Agreement and this Supplementary Agreement, the terms of this Supplementary Agreement will govern if this Supplementary Agreement expressly references the provisions of the Agreement with which they are inconsistent.

C.	Except as otherwise modified herein, the capitalized terms used in this Supplementary Agreement shall have the meaning specified in the Agreement.

D.	Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

- END -

IN WITNESS WHEREOF this Supplementary Agreement has been executed in accordance with the constitution of the respective party on the day and year first above written.

SIGNED BY	)
FOR AND ON BEHALF OF	)
MACRO SYSTEMS LIMITED	)
in the presence of:-)
)
)
)
__________________________	)
)
)

SIGNED BY	)
FOR AND ON BEHALF OF	)
GLOBAL ENGINE LIMITED	)
in the presence of:-)
)
)
)
)
__________________________	)
)
)

SCHEDULE 1

Part 1 – The Service

GEL shall provide the following services to MACRO:

1. IT Managed Service (include cloud platform, DR and UAT environment, business application and database)

-	one-stop management and service support

-	change management to minimise any possible service interruption and impact business operation

-	provide advisory and consultation to improve the reliability, availability, and scalability of the design

-	streamline support with the dedicated service team and web-based service portal for end-to-end management

-	service call escalation and follow up with corresponding vendors

-	system review and ongoing technical support, if required

-	monthly on-site or remote inspection and health check for Hong Kong SAR only

-	Monthly report and review and address any alarms, events, and tasks apply software patches and/or hotfixes, if required

Part 2 – Term and Fees

1.	Term:	The Services Term has been revised and provided from 1st January 2022 to 31st December 2022 (both days inclusive) unless terminated early pursuant to the terms and conditions of this Supplementary Agreement.

2.	Fees:

After deducting the service fee of HK$450,000 that are already paid in the Agreement, MACRO shall pay the remaining service fees in full (HK$2,100,000) upon the signing of this Supplementary Agreement. For the avoidance of doubt, any services performed by GEL not within the specified scope of areas set out in Part 1 of Schedule 1 to this Supplementary Agreement shall incur extra fees and costs payable by MACRO in the manner as determined by GEL.

Item	Service	Monthly Fee (HK$)
1	IT Managed Service	$212,500
	12-month term
Total		$2,550,000